UBS Investment Bank

Fixed Bid Stratification

,; AF30 Low + MALT05_3G1

Pool Summary	COUNT	UPB	%
Conforming	554	$82,396,576.03	100.00%
Total:	554	$82,396,576.03	100.00%
Adjusted Balance: $82,396,576.03
Data as of Date: 2005-03-01
AVG UPB: $148,730.28
GROSS WAC: 5.9170%
NET WAC: 5.662%
% IO's: 0.00%
% SF/PUD: 51.71%
% FULL/ALT/DULP: 91.23%
% CASHOUT: 28.94%
% PURCHASE: 32.87%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 71.15%
% FICO > 679: 84.80%
% NO FICO: 0.39%
WA FICO: 734
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.80%
CALIFORNIA %: 17.88%
Latest Maturity Date: 20350301

Product Type	COUNT	UPB	%
20 YR FXD	22	$2,133,473.94	2.59%
30 YR FXD	532	80,263,102.09	97.41
Total:	554	$82,396,576.03	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	40	$1,505,224.95	1.83%
$50,000.01 - $100,000.00	179	13,475,548.29	16.35
$100,000.01 - $150,000.00	123	15,183,116.27	18.43
$150,000.01 - $200,000.00	83	14,311,133.07	17.37
$200,000.01 - $250,000.00	56	12,739,226.83	15.46
$250,000.01 - $300,000.00	23	6,361,410.56	7.72
$300,000.01 - $350,000.00	26	8,594,318.01	10.43
$350,000.01 - $400,000.00	12	4,483,346.31	5.44
$400,000.01 - $450,000.00	4	1,707,394.45	2.07
$450,000.01 - $500,000.00	5	2,383,333.45	2.89
$500,000.01 - $550,000.00	2	1,060,486.50	1.29
$550,000.01 - $600,000.00	1	592,037.34	0.72
Total:	554	$82,396,576.03	100.00%
Minimum: $20,000.00
Maximum: $593,250.00
Average: $149,010.22

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	40	$1,505,224.95	1.83%
$50,000.01 - $100,000.00	179	13,475,548.29	16.35
$100,000.01 - $150,000.00	123	15,183,116.27	18.43
$150,000.01 - $200,000.00	83	14,311,133.07	17.37
$200,000.01 - $250,000.00	56	12,739,226.83	15.46
$250,000.01 - $300,000.00	23	6,361,410.56	7.72
$300,000.01 - $350,000.00	26	8,594,318.01	10.43
$350,000.01 - $400,000.00	12	4,483,346.31	5.44
$400,000.01 - $450,000.00	4	1,707,394.45	2.07
$450,000.01 - $500,000.00	5	2,383,333.45	2.89
$500,000.01 - $550,000.00	2	1,060,486.50	1.29
$550,000.01 - $600,000.00	1	592,037.34	0.72
Total:	554	$82,396,576.03	100.00%
Minimum: $19,979.11
Maximum: $592,037.34
Average: $148,730.28

Gross Rate	COUNT	UPB	%
5.251% - 5.500%	17	$1,959,184.54	2.38%
5.501% - 5.750%	122	17,247,551.27	20.93
5.751% - 6.000%	300	46,802,096.94	56.80
6.001% - 6.250%	110	15,956,961.28	19.37
6.501% - 6.750%	1	74,326.42	0.09
7.001% - 7.250%	4	356,455.58	0.43
Total:	554	$82,396,576.03	100.00%
Minimum: 5.375%
Maximum: 7.125%
Weighted Average: 5.917%

Net Rate	COUNT	UPB	%
5.001% - 5.250%	17	$1,959,184.54	2.38%
5.251% - 5.500%	122	17,247,551.27	20.93
5.501% - 5.750%	300	46,802,096.94	56.80
5.751% - 6.000%	115	16,387,743.28	19.89
Total:	554	$82,396,576.03	100.00%
Minimum: 5.125%
Maximum: 5.875%
Weighted Average: 5.662%

Original Term to Maturity	COUNT	UPB	%
181 - 240	24	$2,389,591.86	2.90%
241 - 300	4	427,376.49	0.52
360 - 360	526	79,579,607.68	96.58
Total:	554	$82,396,576.03	100.00%
Minimum: 240
Maximum: 360
Weighted Average: 356

Remaining Term to Stated Maturity	COUNT	UPB	%
181 - 240	24	$2,389,591.86	2.90%
241 - 300	4	427,376.49	0.52
301 - 359	406	64,515,307.26	78.30
360 - 360	120	15,064,300.42	18.28
Total:	554	$82,396,576.03	100.00%
Minimum: 234
Maximum: 360
Weighted Average: 355

Seasoning	COUNT	UPB	%
<= 0	121	$15,157,450.42	18.40%
1 - 1	207	30,721,095.22	37.28
2 - 2	154	25,070,934.20	30.43
3 - 3	38	5,932,292.27	7.20
4 - 4	23	4,228,767.78	5.13
5 - 5	5	742,127.82	0.90
6 - 6	5	431,964.22	0.52
7 - 12	1	111,944.10	0.14
Total:	554	$82,396,576.03	100.00%
Minimum: 0
Maximum: 8
Weighted Average: 1

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

F:\Cas Final\Gary\CasMaster_gc2 3.0.cas

Mar 10, 2005 12:51

UBS Investment Bank

Fixed Bid Stratification

,; AF30 Low + MALT05_3G1

FICO Scores	COUNT	UPB	%
0 - 0	1	$318,716.18	0.39%
220 - 229	1	63,200.00	0.08
580 - 589	3	326,446.90	0.40
590 - 599	3	778,440.06	0.94
600 - 609	2	398,272.12	0.48
610 - 619	7	842,932.15	1.02
620 - 629	2	544,785.36	0.66
630 - 639	2	187,595.32	0.23
640 - 649	14	1,413,527.76	1.72
650 - 659	16	2,217,211.90	2.69
660 - 669	13	1,636,728.95	1.99
670 - 679	25	3,795,597.39	4.61
680 - 689	23	4,234,705.31	5.14
690 - 699	38	5,036,887.80	6.11
700 - 709	20	2,841,117.15	3.45
710 - 719	30	4,033,624.85	4.90
720 - 729	45	6,246,783.53	7.58
730 - 739	26	3,920,777.23	4.76
740 - 749	27	4,735,165.64	5.75
750 - 759	45	6,740,956.49	8.18
760 - 769	50	6,658,293.74	8.08
770 - 779	48	8,849,932.33	10.74
780 - 789	49	7,658,424.58	9.29
790 - 799	36	5,694,521.13	6.91
800 - 809	24	2,616,132.20	3.18
810 - 819	4	605,799.96	0.74
Total:	554	$82,396,576.03	100.00%
Minimum: 0
Maximum: 816
Weighted Average: 734

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$25,395.45	0.03%
15.001% - 20.000%	3	251,107.87	0.30
25.001% - 30.000%	3	394,823.68	0.48
30.001% - 35.000%	8	937,168.64	1.14
35.001% - 40.000%	8	1,384,961.04	1.68
40.001% - 45.000%	10	1,865,552.33	2.26
45.001% - 50.000%	10	1,969,510.97	2.39
50.001% - 55.000%	13	2,429,871.22	2.95
55.001% - 60.000%	27	5,148,069.86	6.25
60.001% - 65.000%	36	6,614,826.33	8.03
65.001% - 70.000%	61	11,111,808.31	13.49
70.001% - 75.000%	88	15,069,755.96	18.29
75.001% - 80.000%	221	28,490,144.96	34.58
80.001% - 85.000%	8	1,093,432.46	1.33
85.001% - 90.000%	56	5,517,182.61	6.70
90.001% - 95.000%	1	92,964.34	0.11
Total:	554	$82,396,576.03	100.00%
Minimum: 14.98%
Maximum: 93.33%
Weighted Average: 71.15%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$25,395.45	0.03%
15.001% - 20.000%	3	251,107.87	0.30
25.001% - 30.000%	3	394,823.68	0.48
30.001% - 35.000%	7	739,375.37	0.90
35.001% - 40.000%	8	1,384,961.04	1.68
40.001% - 45.000%	10	1,865,552.33	2.26
45.001% - 50.000%	11	2,167,304.24	2.63
50.001% - 55.000%	12	2,205,342.17	2.68
55.001% - 60.000%	27	5,148,069.86	6.25
60.001% - 65.000%	36	6,614,826.33	8.03
65.001% - 70.000%	60	11,021,098.58	13.38
70.001% - 75.000%	84	14,617,595.71	17.74
75.001% - 80.000%	200	25,611,886.64	31.08
80.001% - 85.000%	9	1,309,001.32	1.59
85.001% - 90.000%	81	8,786,803.94	10.66
90.001% - 95.000%	2	253,431.50	0.31
Total:	554	$82,396,576.03	100.00%
Minimum: 14.98%
Maximum: 95.00%
Weighted Average: 71.75%

DTI	COUNT	UPB	%
<= 0.000%	13	$2,442,563.93	2.96%
1.001% - 6.000%	5	703,355.71	0.85
6.001% - 11.000%	9	1,055,103.07	1.28
11.001% - 16.000%	26	4,090,957.86	4.96
16.001% - 21.000%	40	5,556,718.20	6.74
21.001% - 26.000%	53	8,146,910.11	9.89
26.001% - 31.000%	39	4,377,117.65	5.31
31.001% - 36.000%	67	9,268,911.73	11.25
36.001% - 41.000%	71	9,794,555.78	11.89
41.001% - 46.000%	60	8,985,047.76	10.90
46.001% - 51.000%	51	7,505,713.02	9.11
51.001% - 56.000%	45	7,433,660.06	9.02
56.001% - 61.000%	32	5,554,680.80	6.74
61.001% - 66.000%	24	3,678,262.84	4.46
66.001% - 71.000%	10	2,055,043.78	2.49
71.001% - 76.000%	2	222,200.39	0.27
76.001% - 81.000%	3	710,089.47	0.86
81.001% - 86.000%	1	127,869.50	0.16
86.001% - 91.000%	2	423,571.45	0.51
96.001% - 101.000%	1	264,242.92	0.32
Total:	554	$82,396,576.03	100.00%
Minimum: 0.000%
Maximum: 99.980%
Weighted Average: 39.792%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

F:\Cas Final\Gary\CasMaster_gc2 3.0.cas

Mar 10, 2005 12:51

UBS Investment Bank

Fixed Bid Stratification

,; AF30 Low + MALT05_3G1

Geographic Concentration	COUNT	UPB	%
California	56	$14,728,638.15	17.88%
New York	64	8,683,446.67	10.54
Massachusetts	27	6,293,908.34	7.64
Florida	43	5,558,608.43	6.75
Texas	33	3,819,838.88	4.64
Illinois	20	3,818,088.91	4.63
Washington	19	3,228,208.81	3.92
North Carolina	34	3,204,201.32	3.89
Minnesota	15	2,549,981.18	3.09
Arizona	17	2,509,057.12	3.05
Wisconsin	14	2,228,761.48	2.70
Ohio	24	2,034,523.24	2.47
New Jersey	12	1,839,526.62	2.23
Pennsylvania	16	1,811,988.18	2.20
Virginia	13	1,551,236.70	1.88
Maryland	9	1,531,341.53	1.86
Missouri	10	1,354,921.54	1.64
Georgia	18	1,328,771.42	1.61
Indiana	16	1,199,695.29	1.46
Oregon	9	1,172,547.28	1.42
South Carolina	7	1,114,384.01	1.35
Michigan	5	1,113,979.41	1.35
Hawaii	4	1,096,672.80	1.33
District Of Columbia	6	1,027,017.24	1.25
Utah	5	906,711.70	1.10
Alabama	7	834,551.53	1.01
Connecticut	6	797,103.44	0.97
Colorado	6	756,513.58	0.92
Rhode Island	3	556,034.43	0.67
Nevada	5	553,705.41	0.67
Maine	4	533,068.55	0.65
Louisiana	4	481,640.66	0.58
Delaware	3	364,779.58	0.44
Idaho	3	335,107.47	0.41
Kentucky	3	324,503.99	0.39
Oklahoma	3	264,877.06	0.32
Montana	3	219,453.08	0.27
Iowa	2	152,728.06	0.19
Vermont	1	149,847.07	0.18
New Hampshire	1	123,488.72	0.15
North Dakota	2	91,831.93	0.11
Nebraska	1	76,761.28	0.09
West Virginia	1	74,523.94	0.09
Total:	554	$82,396,576.03	100.00%

North-South CA	COUNT	UPB	%
States Not CA	498	$67,667,937.88	82.12%
South CA	46	12,370,806.51	15.01
North CA	10	2,357,831.64	2.86
Total:	554	$82,396,576.03	100.00%

Zip Code Concentration	COUNT	UPB	%
91505	3	$1,467,695.47	1.78%
02127	4	993,569.90	1.21
60657	2	916,065.07	1.11
55408	2	744,588.34	0.90
92103	2	663,672.67	0.81
Other	541	77,610,984.58	94.19
Total:	554	$82,396,576.03	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	204	$27,084,501.97	32.87%
Cash Out Refi	154	23,847,437.89	28.94
Construction to Perm	97	15,999,671.53	19.42
Rate & Term Refi	99	15,464,964.64	18.77
Total:	554	$82,396,576.03	100.00%

Document Type	COUNT	UPB	%
Full	504	$75,170,387.61	91.23%
Express	7	1,591,507.98	1.93
No Doc	7	1,168,649.89	1.42
Stated Income/Verified Assets	8	1,156,703.22	1.40
No Income No Asset	4	993,569.90	1.21
Stated Income Full Asset	8	923,936.93	1.12
Stated Income/Stated Assets	11	851,706.30	1.03
No Ratio	5	540,114.20	0.66
Total:	554	$82,396,576.03	100.00%

Property Type	COUNT	UPB	%
Single Family	266	$33,648,943.49	40.84%
Two Family	100	14,669,334.05	17.80
Three Family	38	10,008,399.86	12.15
Four Family	35	8,659,249.92	10.51
Pud	41	5,474,804.28	6.64
Low Rise Condo (2-4 floors)	32	3,650,913.60	4.43
Pud Detached	15	1,866,152.00	2.26
Condomimium	13	1,863,339.17	2.26
High Rise Condo (gt 8 floors)	4	941,755.90	1.14
Pud Attached	5	824,576.18	1.00
Single Family Attached	5	789,107.58	0.96
Total:	554	$82,396,576.03	100.00%

Occupancy	COUNT	UPB	%
Investor Occupied	554	$82,396,576.03	100.00%
Total:	554	$82,396,576.03	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	544	$80,909,479.87	98.20%
24.000	3	505,154.50	0.61
36.000	2	468,866.18	0.57
60.000	5	513,075.48	0.62
Total:	554	$82,396,576.03	100.00%
wa Term: 0.726

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	554	$82,396,576.03	100.00%
Total:	554	$82,396,576.03	100.00%

Silent 2nd	COUNT	UPB	%
N	524	$78,057,866.15	94.73%
Y	30	4,338,709.88	5.27
Total:	554	$82,396,576.03	100.00%

Lien Position	COUNT	UPB	%
1	554	$82,396,576.03	100.00%
Total:	554	$82,396,576.03	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

F:\Cas Final\Gary\CasMaster_gc2 3.0.cas

Mar 10, 2005 12:51

UBS Investment Bank

Fixed Bid Stratification

,; AF30 Low + MALT05_3G1

Mortgage Ins.	COUNT	UPB	%
GEMICO	6	$650,883.18	0.79%
Lender Paid MI	1	74,326.42	0.09
MGIC	8	775,745.35	0.94
PMI Mortgage Insurance	14	1,509,731.77	1.83
Radian Guaranty	3	405,247.47	0.49
Republic Mortgage Insurance	8	740,777.78	0.90
Triad Guaranty Insurance Co.	4	500,896.38	0.61
United Guaranty	21	2,045,971.06	2.48
LTV <=80	489	75,692,996.62	91.86
Total:	554	$82,396,576.03	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

F:\Cas Final\Gary\CasMaster_gc2 3.0.cas

Mar 10, 2005 12:51